Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS
In the ordinary course of business, the Company may execute transactions with various related parties. These transactions are consummated at terms equivalent to the prevailing market rates and terms at the time. Examples of such transactions may include lending or deposit arrangements, transfers of financial assets, services for administrative support, and other miscellaneous items.
The Company has granted loans to executive officers and directors and their affiliates. These loans, including the related principal additions, principal payments, and unfunded commitments are not material to the consolidated financial statements at December 31, 2016 and 2015. None of the related party loans were classified as non-accrual, past due, troubled debt restructurings, or potential problem loans at December 31, 2016 and 2015, with the exception of the loan discussed below.
IBERIABANK and several other financial institutions have extended credit (the “Credit Facility”) under a multi-bank syndicated credit facility to Stone Energy Corporation (the “Borrower"). One of the Company’s directors, David H. Welch, is the Chairman, President and Chief Executive Officer of the Borrower. IBERIABANK holds approximately 6 percent of the total commitments from twelve banks under the Credit Facility. On December 14, 2016, the Borrower filed for Chapter 11 Bankruptcy with the U.S. Bankruptcy Court in the Southern District of Texas.  At the time of the filing, $341.5 million was outstanding under the Credit Facility.  Of this amount, approximately $20.3 million was outstanding and due to IBERIABANK. At December 31, 2016 and as of the date of this Report, the outstanding amount due IBERIABANK under the Credit Facility remained on non-accrual status.  On February 15, 2017, Borrower’s Second Amended Joint Prepackaged Plan of Reorganization (the “Plan”) was approved by the U.S. Bankruptcy Court.  Pursuant to the Plan, banks under the Credit Facility are to be allowed a claim in the aggregate principal amount of $341.5 million, which was the principal amount outstanding under the Credit Facility at the time of the bankruptcy filing. The Plan further provides that banks under the Credit Facility are to receive, on account of their prepetition claims, (i) their respective pro rata share of commitments and obligations owing with respect to outstanding loans under a new 4-year Reserve Based Lending Facility (the “Exit Facility”), and (ii) their respective pro rata share of prepetition cash as a partial repayment of such outstanding loans subject to re-borrowing to the extent permitted and pursuant to the terms of the Exit Facility held by such banks. As proposed under the Plan, the Exit Facility will differ from the Credit Facility with respect to the size of the facility and in certain other areas.  These differences include, but are not limited to (i) a reduction in the facility size to $200 million, (ii) a reduction in the borrowing base from $360 million to $200 million, and (iii) both the facility size and borrowing base being subject to further, ratable, reduction in the event of certain other occurrences. Definitive agreements with respect to the Exit Facility have yet to be finalized and so we are unable to provide further information regarding the Exit Facility at this time. As confirmed, the Plan proposes a full recovery to the banks under the Credit Facility of their prepetition claims, including IBERIABANK’s prepetition claim of approximately $20.3 million.
Deposits from related parties held by the Company were not material at December 31, 2016 and 2015.